Mutual Funds	|	Sector	|	8.1.2022
Rydex Funds Summary Prospectus
Class A and Class C
Ticker Symbol		Fund Name
Class A	Class C
RYTHX	RYCHX	Technology Fund
Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/prospectuses-and-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com. The Fund’s Prospectus and SAI, both dated August 1, 2022, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.
SUMTYAC-0822x0823	guggenheiminvestments.com

Technology Fund

INVESTMENT OBJECTIVE
The Technology Fund (the “Fund”) seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 524 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 98 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.51%	0.51%
Total Annual Fund Operating Expenses	1.61%	2.36%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$631	$959	$1,309	$2,295
Class C	$339	$736	$1,260	$2,696
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$239	$736	$1,260	$2,696
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating
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Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Technology Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Technology Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. Stocks are weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics and communications sectors. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Technology Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 or to meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2022, the Fund has significant exposure to the Communication Services Sector and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2022, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Software Industry, a separate industry within the Information Technology Sector.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in
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excess of those amounts initially invested. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political (including geopolitical) and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate (i.e., invest more than 25% of its net assets) its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2022, the Fund’s investments are concentrated in securities issued by companies in the Software Industry. As a result of the Fund's concentration in the Software Industry, the Fund is subject to the risks associated with that Industry. The Software Industry includes companies engaged in developing and producing software designed for specialized applications and systems and database management software and manufacturers
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of home entertainment and educational software used primarily in the home. The prices of the securities of issuers in the Software Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, challenges related to bringing products to market, and rapid obsolescence of products. In addition, many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Legislative or regulatory changes and increased government supervision also may affect companies in the Software Industry. The Software Industry is a separate industry within the Information Technology Sector.
Market Risk— The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting individual companies or issuers or particular industries. In addition, developments related to economic, political (including geopolitical), social, public health, market or other conditions may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities. Governmental authorities and regulators have enacted in recent years significant fiscal and monetary policy changes designed to support financial markets, which present heightened risks to markets and Fund investments and resulted in high inflation low interest rates, and in some cases, negative yields. Risks are now heightened as these actions are starting to be discontinued or reversed and could be further heightened if they are ineffective in achieving their desired outcomes. It is unknown how long current circumstances will persist, whether they will reoccur in the future and whether efforts to support the economy and financial markets will be successful. These actions can also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. In addition, many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—The Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic
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growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions ; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
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The performance information shown below for Class C shares is based on a calendar year.

	Period Ending	Return
Year-to-Date	June 30, 2022	-34.17%
Highest Quarter	June 30, 2020	32.36%
Lowest Quarter	December 31, 2018	-16.83%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2021)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	18.90%	26.06%	19.02%
Return After Taxes on Distributions	14.77%	24.33%	18.20%
Return After Taxes on Distributions and Sale of Fund Shares	11.18%	20.72%	15.98%
Class A—Before Taxes	15.07%	25.77%	19.33%
Index
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
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•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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